                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 15, 1998
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019, on Thursday, October 15, 1998 commencing at 10:00 a.m., New York City time. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect three (3) directors of the Fund.

        (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending May 31, 1999.

        (3) To consider a shareholder proposal to have the Board of Directors implement measures designed to enable shareholders to purchase and sell shares of the Fund at net asset value.

    The close of business on August 24, 1998 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about September 16, 1998.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: September 16, 1998
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, OCTOBER 15, 1998
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 38th Floor, New York, New York 10019 on Thursday, October 15, 1998 (commencing at 10:00 a.m.) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, BEA Associates, the investment adviser to the Fund ("BEA"), Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or MacKenzie Partners Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about September 16, 1998.

    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended May 31, 1998 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending May 31, 1999, AGAINST the shareholder proposal to have the Board of Directors implement measures designed to enable shareholders to purchase and sell shares of the Fund at net asset value, and in accordance with the judgment of the persons named in the proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. Proposal 2 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy and Proposal 3 requires for approval the vote of a "majority" of the outstanding voting shares of the Fund. "Majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposals 1 and 2 and would have the same effect as a vote AGAINST Proposal 3.

    The Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, August 24, 1998, there were 8,434,919 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received and processed on or before 10:00 a.m. on October 15, 1998.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of three (3) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Enrique R. Arzac, Peter A. Gordon and Martin M. Torino, directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2001 Annual Meeting of Shareholders. Messrs. Arzac, Gordon and Torino currently serve as directors of the Fund. Messrs. Gordon and Torino have been members of the Board of Directors since the Fund commenced operations in 1992, and Mr. Arzac has served as a director since 1996.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of BEA.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 1998 annual meeting, and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                                                                                           MEMBERSHIPS ON
                                                                                                           BOARDS OF OTHER
                                        SHARES                                         LENGTH OF SERVICE     REGISTERED
                                     BENEFICIALLY                                       AS DIRECTOR AND      INVESTMENT
                                       OWNED ON        CURRENT PRINCIPAL OCCUPATION         TERM OF         COMPANIES AND
                                      AUGUST 24,         AND PRINCIPAL EMPLOYMENT        MEMBERSHIP ON      PUBLICLY HELD
            NAME (AGE)                   1998           DURING THE PAST FIVE YEARS     BOARD OF THE FUND      COMPANIES
-----------------------------------  -------------   --------------------------------  -----------------  -----------------

Dr. Enrique R. Arzac (56)                    700     Professor of Finance and Econom-  Since 1996; cur-   Director of nine
  Columbia University                                ics, Graduate School of           rent term ends at  other BEA-advised
  Graduate School of                                 Business, Columbia University     the 1998 annual    investment compa-
   Business                                          (1971-present).                   meeting.           nies; Director of
  New York, NY 10027                                                                                      The Adam Express
                                                                                                          Company; Director
                                                                                                          of Petroleum and
                                                                                                          Resources Corpo-
                                                                                                          ration.

James J. Cattano (54) .............            0     President, Primary Resource Inc.  Since 1994; cur-   Director of six
  55 Old Field Point Road                            (an international trading         rent term ends at  other BEA-advised
  Greenwich, CT 06830                                company specializing in the sale  the 2000 annual    investment compa-
                                                     of agricultural commodities in    meeting.           nies.
                                                     Latin American markets)
                                                     (10/96-present); President,
                                                     Atlantic Fertilizer & Chemical
                                                     Company (an international
                                                     trading company specializing in
                                                     the sale of agricultural
                                                     commodities in Latin American
                                                     markets) (10/91-10/96).

                                                                                                           MEMBERSHIPS ON
                                                                                                           BOARDS OF OTHER
                                        SHARES                                         LENGTH OF SERVICE     REGISTERED
                                     BENEFICIALLY                                       AS DIRECTOR AND      INVESTMENT
                                       OWNED ON        CURRENT PRINCIPAL OCCUPATION         TERM OF         COMPANIES AND
                                      AUGUST 24,         AND PRINCIPAL EMPLOYMENT        MEMBERSHIP ON      PUBLICLY HELD
            NAME (AGE)                   1998           DURING THE PAST FIVE YEARS     BOARD OF THE FUND      COMPANIES
-----------------------------------  -------------   --------------------------------  -----------------  -----------------

Peter A. Gordon (55) ..............            0     Currently retired; General        Since 1992; cur-   Director of five
  284 Coopers Neck Lane                              Partner of Ethos Capital          rent term ends at  other BEA- advised
  P.O. Box 1327                                      Management (6/92-12/95);          the 1998 annual    investment
  Southampton, NY 11968                              Managing Director at Salomon      meeting.           companies;
                                                     Brothers Inc (1981-6/92).                            Director of TCS
                                                                                                          Fund, Inc.;
                                                                                                          Director of the
                                                                                                          Mills
                                                                                                          Corporation.

George W. Landau (78) .............        2,000     Senior Advisor, Latin America     Since 1992; cur-   Director of six
  Two Grove Isle Drive                               Group, The Coca-Cola Company      rent term ends at  other BEA-advised
  Coconut Grove, FL 33133                            (1988-present); President of the  the 1999 annual    investment compa-
                                                     Americas Society and Council of   meeting.           nies; Director of
                                                     the Americas (7/85-10/93);                           Emigrant Savings
                                                     United States Ambassador to                          Bank; Director of
                                                     Venezuela (1982-1985); United                        GAM Funds, Inc.
                                                     States Ambassador to Chile
                                                     (1977-1982) and United States
                                                     Ambassador to Paraguay
                                                     (1972-1977).

William W. Priest, Jr.* (56)               1,000     Chairman--Management Committee,   Since 1997; cur-   Director of ten
  153 East 53rd Street                               Chief Executive Officer and       rent term ends at  other BEA-advised
  New York, NY 10022                                 Executive Director of BEA         2000 annual        investment compa-
                                                     (12/90-present).                  meeting.           nies.

Martin M. Torino (48) .............            0     Chairman of the Board of Ingenio  Since 1992; cur-   Director of five
  Mantare S.A.                                       y Refineria San Martin Del        rent term ends at  other BEA-advised
  25 de Mayo 252 14e                                 Tabacal S.A. (8/96-present);      the 1998 annual    investment compa-
  Capital Federal 1002                               Executive Director of TAU S.A.    meeting.           nies.
  Buenos Aires, Argentina                            (a commodities trading firm)
                                                     (11/90-present); President of
                                                     DYAT S.A. (10/93-
                                                     present).

Richard W. Watt* (39) .............        1,790     Managing Director of BEA          Since 1995; cur-   Director of seven
  153 East 53rd Street                               (7/96-present); Senior Vice       rent term ends at  other BEA-advised
  New York, NY 10022                                 President of BEA (8/95-6/96);     the 1999 annual    investment compa-
                                                     Head of Emerging Markets          meeting.           nies.
                                                     Investments and Research at
                                                     Gartmore Investment Limited
                                                     (11/92-6/95); Director of
                                                     Kleinwort Benson International
                                                     Investment (5/87-10/92).

All directors and officers
  (12 persons, including
  the foregoing) as a group........        4,190

    During the fiscal year ended May 31, 1998, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended May 31, 1998 to all such unaffiliated directors was $39,500. During the fiscal year ended May 31, 1998, the Board convened six times. Each director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    Messrs. Arzac, Cattano, Gordon, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met twice during the fiscal year ended May 31, 1998. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will consider nominees recommended by shareholders in the event any vacancies arise. Recommendations should be submitted to the Board care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended May 31, 1998, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest is Chairman of the Board of the Fund and was appointed to such position on February 11, 1997. Mr. Watt is President and Chief Investment Officer of the Fund. Mr. Watt was appointed to his positions on February 11, 1997, having previously served as Executive Vice President and Investment Officer of the Fund since August 15, 1995. Ms. Setnicka was appointed to her position as Treasurer on August 12, 1997, having been previously the Assistant Treasurer since May 14, 1996. Mr. Pignataro has been an officer since the commencement of the Fund's operations. On August 12, 1997, Mr. Liebes and Mr. Del Guercio were elected Senior Vice President and Vice President of the Fund, respectively. Mr. Hrabchak was elected investment officer of the Fund on November 4, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA.

                                             SHARES
                                          BENEFICIALLY                                  CURRENT PRINCIPAL OCCUPATION AND
                                            OWNED ON                                PRINCIPAL EMPLOYMENT DURING THE PAST FIVE
             NAME                AGE     AUGUST 24, 1998     POSITION WITH FUND                       YEARS
------------------------------  -----   -----------------  -----------------------  -----------------------------------------

Robert Hrabchak ..............   34                 0      Investment Officer       Vice President of BEA (6/97-present);
  153 East 53rd Street                                                              Senior Portfolio Manager, Merrill Lynch
  New York, NY 10022                                                                Asset Management, Hong-Kong (1/95-5/97);
                                                                                    Associate, Salomon Brothers Inc
                                                                                    (4/93-1/95).

                                             SHARES
                                          BENEFICIALLY                                  CURRENT PRINCIPAL OCCUPATION AND
                                            OWNED ON                                PRINCIPAL EMPLOYMENT DURING THE PAST FIVE
             NAME                AGE     AUGUST 24, 1998     POSITION WITH FUND                       YEARS
------------------------------  -----   -----------------  -----------------------  -----------------------------------------
Hal Liebes ...................   34                 0      Senior Vice President    Senior Vice President and General Counsel
  153 East 53rd Street                                                              of BEA (3/97-present); Vice President and
  New York, NY 10022                                                                Legal Counsel for BEA (6/95-3/97); Chief
                                                                                    Compliance Officer, CS First Boston
                                                                                    Investment Management (94-95); Staff
                                                                                    Attorney, Division of Enforcement, U.S.
                                                                                    Securities and Exchange Commission
                                                                                    (91-94); Associate, Morgan, Lewis &
                                                                                    Bockius (89-91).

Rocco A. Del Guercio .........   35                 0      Vice President           Administrative Officer for BEA-advised
  153 East 53rd Street                                                              investment companies (6/96-present);
  New York, NY 10022                                                                Assistant Treasurer, Bankers Trust Corp.,
                                                                                    Fund Administration (3/94-6/96); Mutual
                                                                                    Fund Accounting Supervisor, Dreyfus
                                                                                    Corporation (4/87-3/94).

Michael A. Pignataro .........   38                 0      Chief Financial Officer  Vice President of BEA (12/95-present);
  153 East 53rd Street                                       and Secretary          Assistant Vice President and Chief
  New York, NY 10022                                                                Administrative Officer for Investment
                                                                                    Companies of BEA (9/89-12/95).

Wendy S. Setnicka ............   34                 0      Treasurer                Assistant Vice President of BEA
  153 East 53rd Street                                                              (1/97-present); Administrative Officer
  New York, NY 10022                                                                for Investment Companies of BEA
                                                                                    (11/93-present); Supervisor of Fund
                                                                                    Accounting and Administration at Reich &
                                                                                    Tang LP (6/89-11/93).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended May 31, 1998. None of the Fund's executive officers or directors who are also officers or directors of BEA received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                               PENSION OR
                                               RETIREMENT                      TOTAL         TOTAL NUMBER
                                                BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                               ACCRUED AS     ANNUAL         FUND AND        BEA-ADVISED
                                 AGGREGATE      PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                COMPENSATION      FUND         UPON           PAID TO         COMPANIES
       NAME OF DIRECTOR          FROM FUND      EXPENSES    RETIREMENT       DIRECTORS          SERVED
------------------------------  ------------   ----------   ----------   -----------------   ------------
Dr. Enrique R. Arzac .........    $8,000              0            0          $94,500             10
James J. Cattano .............    $8,000              0            0          $54,500              7
Peter A. Gordon ..............    $7,500              0            0          $45,500              6
George W. Landau .............    $8,000              0            0          $55,000              7
Martin M. Torino .............    $8,000              0            0          $46,000              6

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending May 31, 1999. At a meeting held on May 12, 1998, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending May 31, 1999. PricewaterhouseCoopers LLP (as successor to Coopers & Lybrand L.L.P.) has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. Effective July 1, 1998 with the completion of the merger between Coopers & Lybrand L.L.P. and Price Waterhouse LLP, the newly formed PricewaterhouseCoopers LLP began acting as the Fund's independent public accountants. A representative of PricewaterhouseCoopers LLP will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                        PROPOSAL 3: SHAREHOLDER PROPOSAL

    The Fund has received the following proposal and supporting statement from Mr. William Steiner, who advised the Fund that, at the time he submitted his proposal to the Fund, he had owned shares of the Fund with a market value of at least $1,000 continuously for the preceding year. The Fund will provide the address of Mr. Steiner to any person who so requests such information orally or in writing, promptly upon the receipt of any oral or written request therefor, to BEA at 153 East 53rd Street, 57th Floor, New York, New York 10022. The Board and the Fund accept no responsibility for the accuracy of either the proposal or Mr. Steiner's supporting statement. For the reasons set forth in detail in the Opposing Statement of the Board of Directors, which follows Mr. Steiner's Supporting Statement, the Board of Directors recommends a vote AGAINST this shareholder proposal. The text of the shareholder proposal and supporting statement is as follows:

    "RESOLVED: That the shareholders of the Fund recommend that the Board of Directors expedite the process to ensure the Fund's shares can be purchased and or sold at net asset value. Suggested alternatives include: (1) conversion to an open-end investment company; or (2) a merger of the Fund with an existing open-end investment company.

                              SUPPORTING STATEMENT

    "Shares of the Fund have consistently been trading at a significant discount to net asset value (NAV), this is unacceptable.

    "As a long term owner of the shares, I believe that shareholder loyalty and patience have not been rewarded. It is my belief that the closed-end structure has exacted huge costs in lost income, far exceeding any benefits shareholders may have hoped to receive over the years. I strongly believe that shareholders would benefit significantly by changing the Fund from a closed-end investment company to an open-end investment company. I believe the one time conversion cost would be inconsequential in relation to the greater price appreciation that could immediately benefit shareholders.

    "Recent conversion of closed-end funds to open-end funds, and in a number of cases supported by their Board of Directors, have been amply rewarding to shareholders. Furthermore, it is my opinion that this strategic move will provide the Fund with the opportunity to raise new capital more easily by selling shares at net asset value plus any applicable sales commissions. Funds that have recently moved to an open-end structure are Pilgrim America Bank and Thrift Fund, Inc. and New Age Media Fund, Inc.

    "Management has not been successful in an effort to address the discount problem over the years. The Board of Directors has a fiduciary duty to the shareholders. I believe they must be urged to consider the value enhancing options in this proposal. It is both timely and proper. Most importantly, it will be substantially beneficial to shareholders' net worth.

                 "I URGE YOUR SUPPORT, VOTE FOR THIS PROPOSAL."

                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THE PROPOSAL DESCRIBED ABOVE AND STRONGLY URGES ALL SHAREHOLDERS TO VOTE AGAINST THE PROPOSAL FOR THE REASONS NOTED BELOW.

    On May 12, 1998, the Board unanimously resolved to recommend that you vote AGAINST this Proposal.

    The directors and the Non-interested Directors monitor the Fund's market discount and analyze available remedial actions on an on-going basis, including at their quarterly Board meetings, and held a meeting on April 2, 1998 for the specific purpose of addressing this issue. The Board and the Non-interested Directors have discussed at length, both internally and with industry analysts and others, possible approaches to the market discount issue, including the conversion to open-end status.

    While the Board and the Non-interested Directors recognize the importance of protecting the value of the Shareholders' interest in the Fund, they do not believe that the actions suggested by Mr. Steiner are appropriate at this time. Based on analysis which they have already performed, the directors and the Non-interested Directors believe for the reasons stated below that the benefits to Shareholders of the closed-end status of the Fund currently continue to outweigh the advantages which an open-ended structure would procure.

    Market discounts occur when the market value of a publicly traded closed-end fund share is less than its underlying net asset value. Shares of the Fund, like shares of many other closed-end funds, have been trading at significant market discounts for quite some time. Because the discount is a market-wide and cyclical phenomenon, driven largely by market forces, there are limits to what can be done, although certain actions are often presented as potential remedies to market discount. The market discount in the closed-end country fund industry is influenced to a large extent by general economic conditions affecting the underlying investments and reflects the general volatility of emerging markets.

    Converting the Fund into an "open-end fund," commonly known as a mutual fund, whether through a conversion of the Fund itself or by way of a merger of the Fund into another open-ended fund, would permit Shareholders to redeem Shares at net asset value upon request. Although open-ending the Fund would undoubtedly eliminate the discount, the Board and the Non-interested Directors believe that the Shareholders derive many benefits from the Fund's closed-end structure. This structure allows BEA to concentrate on managing a stable pool of assets, without the need to keep assets in low-yielding cash or to liquidate assets, sometimes at inopportune times, to meet redemption requests. The closed-end structure also allows the investment managers to buy more illiquid holdings, such as private equities, which can benefit Fund performance. The closed-end structure is entirely consistent with the Fund's investment objective of long-term capital appreciation and affords the opportunity to engage in private equity investing to a greater extent than would be legally or practically permissible in an open-end format. Private equity investments may offer attractive opportunities to acquire at favorable prices and on favorable terms securities that may benefit from the economic restructuring in the emerging markets. The closed-end structure thus enables shareholders to gain access to securities which are not represented in the public markets, with the potential for higher returns.

    Open-ending the Fund also would require the Board to consider whether and how to spend the Fund's money to market the Fund's Shares, which would affect the Fund's performance. If the Board decides not to spend the Fund's money on marketing the Shares, redemptions could shrink the Fund's asset base to the point where its expense ratio increases, simply because fixed expenses are spread across a smaller asset base. For now, the Board and the Non-interested Directors continue to be guided by the principles upon which the Fund was established, and which caused investors to buy the Fund in the first place. Open-ending the Fund would fundamentally change its character in ways that the Board and the Non-interested Directors do not believe are in the best interests of the Shareholders at this time.

    Although the Board and the Non-interested Directors will continue to assess the merits of open-ending the Fund, there are some less drastic steps that the Fund can take, and has taken, to reduce the discount. Chief among these has been the greater effort to increase the Fund's visibility in the investment community. In this regard, the Fund's portfolio managers have been meeting with analysts and institutional investors to ensure that the investment community has access to important information about the Fund and its investments. The Fund is now also publishing net asset values daily (instead of weekly) to give all Shareholders current and immediate valuation information. Daily net asset values are available by calling the Fund at 1-800-293-1232 or by visiting the BEA Funds' Website (www.beafunds.com). Management of BEA is expanding the Website to include reasonably current portfolio information on-line. We believe these steps are likely to increase potential investor demand generally for Shares of the Fund.

    As summarized above, the Board and the Non-interested Directors are working in cooperation with BEA towards enhancing shareholder value and will continue to study other steps towards reducing the discount. The Board and the Non-interested Directors do not believe that open-ending the Fund is in the interest of the shareholders at this time and therefore urge shareholders to vote AGAINST the shareholder proposal.

    THE BOARD, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "AGAINST" THE SHAREHOLDER PROPOSAL.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1999 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than May 29, 1999. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

    Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The Emerging Markets Telecommunications Fund, Inc. c/o BEA Associates, 153 E. 53rd Street, 57th Floor, New York, NY 10022 not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

    Any such notice by a shareholder must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of Shares of the capital stock of the Fund which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares of the
Fund:

                                                                 NUMBER OF SHARES
                                                                   BENEFICIALLY     PERCENT OF
                       NAME AND ADDRESS                                OWNED          SHARES
---------------------------------------------------------------  -----------------  -----------
*President and Fellows of Harvard College......................        829,600            9.8%
 c/o Harvard Management Company, Inc.
 600 Atlantic Avenue
 Boston, MA 02210

--------------

* As stated in a Schedule 13G filed with the Securities and Exchange Commission.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                               THE EMERGING MARKETS
                                                TELECOMMUNICATIONS
                                                    FUND, INC.

                   -------------------------------------------------------------

3916-PS-98

             THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                 PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P The undersigned hereby appoints Messrs. Michael A. Pignataro and Rocco A. Del Guercio as Proxies, each with the power to appoint his
R substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on
O such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets
X Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Thursday,
Y   October 15, 1998, and at any adjournment thereof.



           CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                              SIDE

/X/     Please mark
        votes as in
        this example

This proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2 and against Proposal 3.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1, "FOR" PROPOSAL 2 AND "AGAINST" PROPOSAL 3.

  1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

     Nominees:  Enrique R. Arzac (three-year term)     2--TO RATIFY THE SELECTION OF                  FOR      AGAINST    ABSTAIN
                Peter A. Gordon (three-year term)      PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT      / /        / /        / /
                Martin M. Torino (three-year term)     PUBLIC ACCOUNTANTS OF THE FUND FOR THE
                                                       FISCAL YEAR ENDING MAY 31, 1999:

       FOR ALL NOMINEES    WITHHOLD ALL NOMINEES       This proxy when properly executed will be voted in the manner
             / /                  / /                  directed herein by the undersigned shareholder.

                                                       3--TO APPROVE OR DISAPPROVE THE SHAREHOLDER     FOR      AGAINST    ABSTAIN
     / /   ______________________________________      PROPOSAL TO HAVE THE BOARD OF DIRECTORS         / /        / /        / /
           For all nominees except as noted above      IMPLEMENT MEASURES DESIGNED TO ENABLE
                                                       SHAREHOLDERS TO PURCHASE AND SELL SHARES
                                                       OF THE FUND AT NET ASSET VALUE:

                                                            MARK HERE
                                                            FOR ADDRESS   / /
                                                            CHANGE AND
                                                            NOTE AT LEFT

                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                       USING THE ENCLOSED ENVELOPE.

                                                       Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as  such. If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature: _______________________ Date:_______________ Signature: _____________________________ Date:_______________